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                                                                    EXHIBIT 99.2


                        EYE CARE CENTERS OF AMERICA, INC.

                                 EXCHANGE OFFER
                                TO HOLDERS OF ITS
                    9 1/8% SENIOR SUBORDINATED NOTES DUE 2008
          FLOATING INTEREST RATE SUBORDINATED TERM SECURITIES DUE 2008

                          NOTICE OF GUARANTEED DELIVERY


         As set forth in the Prospectus dated ___________, 1998 (the "Prospectus") of Eye Care Centers of America, Inc. (the "Company") and all of the domestic subsidiaries of the Company (together with the Company, the "Issuers") under "The Exchange Offer -- How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Issuers to exchange up to $100,000,000 in principal amount of its 9 1/8% Senior Subordinated Notes due 2008 and $50,000,000 in principal amount of its Floating Interest Rate Subordinated Term Securities due 2008 (the "Exchange Notes"), for $100,000,000 in principal amount of its outstanding
9 1/8% Senior Subordinated Notes due 2008, and $50,000,000 in principal amount of its outstanding Floating Interest Rate Subordinated Term Securities due
2008, issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), respectively, this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Issuers if: (i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

TO:      UNITED STATES TRUST COMPANY OF NEW YORK (the "Exchange Agent")

                                  By Facsimile:
                                 (212) 780-0592
                           Attention: Customer Service

                              Confirm by telephone:
                                 (800) 548-6565

                        By Registered or Certified Mail:
                     United States Trust Company of New York
                           P.O. Box 844 Cooper Station
                            New York, New York 10276

                                    By Hand:
                     United States Trust Company of New York
                                  111 Broadway
                            New York, New York 10006
                      Attention: Corporate Trust Operations

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                              By Overnight Courier:
                     United States Trust Company of New York
                                  770 Broadway
                            New York, New York 10003
                      Attention: Corporate Trust Operations

              DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
             AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
               A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.











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Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuers, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.




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                                                       Sign Here

Principal Amount of Original Notes       Signature(s) __________________________
Tendered __________________________      _______________________________________

Certificate Nos.                         Please Print the Following Information
(if available) ____________________

                                         Name(s) _______________________________

                                         _______________________________________
Total Principal Amount
 Represented by Original Notes           Address _______________________________
 Certificate(s) ___________________      _______________________________________


                                         Area Code and Tel. No(s). _____________

                                         _______________________________________
Account Number ____________________

Dated: _____________, 1998

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                                    GUARANTEE

The undersigned, an Eligible Institution within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five trading days after the date of execution of a Notice of Guaranteed Delivery of the above named person.

                                        Name of Firm: ___________________

                                        ____________________

                                        Authorized Signature

                                               Title: _________________

                                               Name: __________________

                                        _____________________________
                                        Number and Street or P.O. Box

                                        _____________________
                                        City, State, Zip Code

                                        _______________________
                                        Area Code and Tel.  No.

Dated: ___________, 1998               NOTE: DO NOT SEND INITIAL NOTES WITH THIS
                                       NOTICE OF GUARANTEED DELIVERY. INITIAL
                                       NOTES SHOULD BE SENT WITH YOUR LETTER OF
                                       TRANSMITTAL.
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